PORTFOLIO OF INVESTMENTS – as of June 30, 2022 (Unaudited)

Loomis Sayles Credit Income Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 90.7% of Net Assets

Non-Convertible Bonds – 85.9%

	Aerospace & Defense – 3.2%
$125,000	Boeing Co. (The), 2.196%, 2/04/2026	$112,671
20,000	Boeing Co. (The), 2.250%, 6/15/2026	17,874
20,000	Boeing Co. (The), 2.950%, 2/01/2030	16,642
5,000	Boeing Co. (The), 3.100%, 5/01/2026	4,656
10,000	Boeing Co. (The), 3.200%, 3/01/2029	8,653
5,000	Boeing Co. (The), 3.250%, 2/01/2035	3,783
5,000	Boeing Co. (The), 3.375%, 6/15/2046	3,308
5,000	Boeing Co. (The), 3.500%, 3/01/2039	3,576
15,000	Boeing Co. (The), 3.550%, 3/01/2038	10,924
220,000	Boeing Co. (The), 3.625%, 2/01/2031	189,895
5,000	Boeing Co. (The), 3.625%, 3/01/2048	3,349
35,000	Boeing Co. (The), 3.750%, 2/01/2050	24,680
15,000	Boeing Co. (The), 3.825%, 3/01/2059	9,664
10,000	Boeing Co. (The), 3.850%, 11/01/2048	7,061
15,000	Boeing Co. (The), 3.900%, 5/01/2049	10,642
30,000	Boeing Co. (The), 3.950%, 8/01/2059	20,195
45,000	Boeing Co. (The), 5.150%, 5/01/2030	43,195
10,000	Boeing Co. (The), 5.805%, 5/01/2050	9,185
30,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	29,538
20,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	18,845
5,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	3,692
125,000	Textron, Inc., 3.000%, 6/01/2030	108,728
20,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	19,275

		680,031

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Airlines – 0.5%
$70,949	American Airlines Pass Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	$59,268
15,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	13,782
15,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	12,806
12,450	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	11,782

		97,638

	Automotive – 1.4%
60,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	48,086
40,000	Ford Motor Co., 3.250%, 2/12/2032	29,916
40,000	Ford Motor Co., 9.000%, 4/22/2025	42,895
170,000	General Motors Co., 5.200%, 4/01/2045	142,791
40,000	General Motors Co., 6.250%, 10/02/2043	38,108
5,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(a)	4,350

		306,146

	Banking – 11.0%
40,000	Ally Financial, Inc., 2.200%, 11/02/2028	32,574
65,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(a)	51,546
50,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(a)	36,888
270,000	Bank of America Corp., MTN, 4.250%, 10/22/2026(b)	266,195
200,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	164,890
215,000	Citigroup, Inc., 4.450%, 9/29/2027	210,556
250,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	228,770
150,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	125,564
120,000	Goldman Sachs Group, Inc. (The), (fixed rate to 1/24/2024, variable rate thereafter), 1.757%, 1/24/2025	115,357
390,000	Morgan Stanley, 3.625%, 1/20/2027(b)	377,738
80,000	Morgan Stanley, (fixed rate to 1/21/2027, variable rate thereafter), 2.475%, 1/21/2028	72,723
200,000	NatWest Group PLC, (fixed rate to 6/14/2026, variable rate thereafter), 1.642%, 6/14/2027(b)	175,350

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Banking – continued
$115,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	$107,844
200,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	162,954
200,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(b)	190,611

		2,319,560

	Brokerage – 0.9%
15,000	Jefferies Group LLC, 6.250%, 1/15/2036	15,082
180,000	Jefferies Group LLC, 6.500%, 1/20/2043	177,944

		193,026

	Cable Satellite – 5.2%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	102,649
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	99,633
35,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032, 144A	28,658
25,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	23,594
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026, 144A	9,757
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	3,783
20,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	16,017
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	4,464
90,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	60,123
150,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	118,854
200,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	133,748
200,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	134,808
15,000	DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.875%, 8/15/2027, 144A	12,796
125,000	DISH DBS Corp., 5.125%, 6/01/2029	75,955
165,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	129,334

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Cable Satellite – continued
$200,000	Time Warner Cable LLC, 4.500%, 9/15/2042	$156,124

		1,110,297

	Chemicals – 1.4%
70,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	69,716
15,000	FMC Corp., 3.450%, 10/01/2029	13,607
60,000	Hercules LLC, 6.500%, 6/30/2029	58,425
200,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	160,170

		301,918

	Construction Machinery – 0.7%
90,000	Caterpillar Financial Services Corp., MTN, 0.950%, 1/10/2024	86,915
20,000	John Deere Capital Corp., MTN, 0.900%, 1/10/2024	19,305
35,000	John Deere Capital Corp., MTN, 1.250%, 1/10/2025	33,189

		139,409

	Consumer Cyclical Services – 2.4%
10,000	Expedia Group, Inc., 2.950%, 3/15/2031	7,954
195,000	Expedia Group, Inc., 3.250%, 2/15/2030	162,626
50,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	42,154
325,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	267,312
25,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	24,220

		504,266

	Electric – 1.2%
15,000	AES Corp. (The), 2.450%, 1/15/2031	12,064
5,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	4,508
85,000	Calpine Corp., 3.750%, 3/01/2031, 144A	69,139
40,000	Calpine Corp., 5.125%, 3/15/2028, 144A	35,212
20,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	18,569
35,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	31,350
35,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	31,237

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Electric – continued
$35,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	$23,378
15,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	14,516
20,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	18,410

		258,383

	Finance Companies – 6.9%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	135,388
105,000	Air Lease Corp., 3.125%, 12/01/2030	85,820
205,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	167,293
40,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(a)	33,216
125,000	Aircastle Ltd., 4.125%, 5/01/2024	121,462
15,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(a)	12,380
40,000	Ares Capital Corp., 2.875%, 6/15/2028	31,690
60,000	Ares Capital Corp., 3.200%, 11/15/2031	43,596
25,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	21,745
30,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	26,023
115,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	96,169
40,000	FS KKR Capital Corp., 3.125%, 10/12/2028	31,903
35,000	FS KKR Capital Corp., 3.400%, 1/15/2026	31,064
75,000	Hercules Capital, Inc., 3.375%, 1/20/2027	65,660
75,000	Navient Corp., 5.000%, 3/15/2027	61,690
30,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	25,980
10,000	OneMain Finance Corp., 7.125%, 3/15/2026	9,242
50,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	41,892
50,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	39,263
60,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	50,627
140,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	115,697

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Finance Companies – continued
$75,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	$58,974
160,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	119,886
60,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	42,600

		1,469,260

	Financial Other – 0.9%
30,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	24,245
115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	101,872
35,000	Nationstar Mortgage Holdings, Inc., 5.750%, 11/15/2031, 144A	26,799
200,000	Times China Holdings Ltd., 6.200%, 3/22/2026	28,970

		181,886

	Food & Beverage – 1.6%
30,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.250%, 4/27/2029, 144A	26,175
5,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	4,983
20,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	16,894
30,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	24,992
10,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	7,840
50,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	47,875
60,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	50,626
190,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	157,510

		336,895

	Gaming – 0.9%
20,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	16,030
15,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	11,382
55,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	51,614
5,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	4,689
85,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029, 144A	73,106
20,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	18,266

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Gaming – continued
$5,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	$4,600
5,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	4,756
10,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	9,875

		194,318

	Government Owned - No Guarantee – 0.1%
25,000	EcoPetrol S.A., 4.625%, 11/02/2031	18,937

	Health Insurance – 0.7%
90,000	Centene Corp., 2.500%, 3/01/2031	71,438
35,000	Centene Corp., 2.625%, 8/01/2031	27,842
20,000	Centene Corp., 3.000%, 10/15/2030	16,575
5,000	Centene Corp., 4.625%, 12/15/2029	4,663
25,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	20,965

		141,483

	Healthcare – 1.8%
25,000	Avantor Funding, Inc., 3.875%, 11/01/2029, 144A	21,866
15,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	12,307
75,000	Cigna Corp., 4.375%, 10/15/2028	74,421
89,114	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	87,648
5,000	Encompass Health Corp., 4.750%, 2/01/2030	4,190
165,000	HCA, Inc., 4.125%, 6/15/2029	150,445
25,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	21,769
10,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	8,558

		381,204

	Home Construction – 0.9%
90,000	Lennar Corp., 4.750%, 11/29/2027	87,378
75,000	MDC Holdings, Inc., 3.966%, 8/06/2061	43,153
70,000	PulteGroup, Inc., 6.000%, 2/15/2035	68,626

		199,157

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Independent Energy – 3.0%
$150,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	$134,736
80,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	62,474
100,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	96,694
10,000	Coterra Energy, Inc., 4.375%, 6/01/2024, 144A	9,995
20,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	17,419
25,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	21,157
40,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	32,500
10,000	EQT Corp., 3.125%, 5/15/2026, 144A	9,363
30,000	EQT Corp., 3.625%, 5/15/2031, 144A	25,922
35,000	EQT Corp., 3.900%, 10/01/2027	32,571
10,000	EQT Corp., 5.000%, 1/15/2029	9,681
55,000	Hess Corp., 4.300%, 4/01/2027	53,613
30,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	29,791
5,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	5,740
45,000	Ovintiv Exploration, Inc., 5.375%, 1/01/2026	45,498
50,000	Ovintiv, Inc., 6.500%, 8/15/2034	52,187
5,000	Southwestern Energy Co., 4.750%, 2/01/2032	4,273

		643,614

	Industrial Other – 0.1%
20,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	15,397

	Leisure – 0.7%
40,000	Carnival Corp., 5.750%, 3/01/2027, 144A	28,891
30,000	Carnival Corp., 6.000%, 5/01/2029, 144A	21,078
30,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	23,547
25,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	21,375
10,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	7,275

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Leisure – continued
$60,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	$41,700

		143,866

	Life Insurance – 1.1%
50,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	43,625
55,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	51,321
95,000	Athene Global Funding, 2.550%, 11/19/2030, 144A	76,810
30,000	Athene Holding Ltd., 3.500%, 1/15/2031	25,398
30,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	28,986

		226,140

	Lodging – 1.3%
60,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	47,662
40,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	33,220
10,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	7,633
25,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	20,250
5,000	Hyatt Hotels Corp., (Step to 5.625% on 4/23/2022), 5.625%, 4/23/2025	5,064
3,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	3,112
25,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	23,967
20,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	16,586
20,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	16,634
45,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	34,812
75,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	58,125

		267,065

	Media Entertainment – 1.9%
60,000	Clear Channel Outdoor Holdings, Inc., 5.125%, 8/15/2027, 144A	50,660
85,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	70,047
75,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	64,187

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Media Entertainment – continued
$20,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	$15,894
15,000	Magallanes, Inc., 4.054%, 3/15/2029, 144A	13,751
25,000	Magallanes, Inc., 4.279%, 3/15/2032, 144A	22,335
10,000	Netflix, Inc., 4.875%, 4/15/2028	9,410
135,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	123,558
5,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	4,725
5,000	Netflix, Inc., 5.875%, 11/15/2028	4,889
15,000	Netflix, Inc., 6.375%, 5/15/2029	15,149

		394,605

	Metals & Mining – 3.5%
25,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	22,137
200,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	194,185
35,000	ArcelorMittal S.A., 7.000%, 10/15/2039	35,306
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	178,812
45,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	36,727
15,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	13,649
45,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	41,750
40,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	39,037
135,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	128,098
20,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	19,231
35,000	Novelis Corp., 4.750%, 1/30/2030, 144A	29,091
10,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	8,705

		746,728

	Midstream – 2.5%
115,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	115,424
55,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	43,141
10,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	9,000

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Midstream – continued
$55,000	Energy Transfer LP, 4.000%, 10/01/2027	$52,054
30,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	21,232
35,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	30,218
15,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	12,562
15,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	14,287
80,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	79,147
15,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	13,259
35,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	26,372
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	12,864
5,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	4,558
60,000	Valero Energy Partners LP, 4.500%, 3/15/2028	59,134
10,000	Western Midstream Operating LP, 4.550%, 2/01/2030	8,650
20,000	Western Midstream Operating LP, 5.300%, 3/01/2048	16,123
5,000	Western Midstream Operating LP, 5.450%, 4/01/2044	4,156
10,000	Western Midstream Operating LP, 5.750%, 2/01/2050	8,031

		530,212

	Paper – 0.2%
45,000	Suzano Austria GmbH, 3.750%, 1/15/2031	36,338

	Pharmaceuticals – 1.6%
10,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	7,825
65,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	34,613
10,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	5,167
50,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	25,589
5,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	2,661
5,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	2,863
50,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	41,800

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Pharmaceuticals – continued
$85,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	$69,700
250,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	155,687

		345,905

	Property & Casualty Insurance – 1.2%
175,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	139,274
65,000	Sirius International Group Ltd., 4.600%, 11/01/2026, 144A	60,669
55,000	Stewart Information Services Corp., 3.600%, 11/15/2031	45,620

		245,563

	REITs - Apartments – 0.0%
10,000	American Homes 4 Rent, 2.375%, 7/15/2031	7,974

	REITs - Diversified – 0.1%
15,000	EPR Properties, 3.600%, 11/15/2031	11,857

	REITs - Mortgage – 0.1%
15,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	12,110

	REITs - Office Property – 0.0%
10,000	Corporate Office Properties LP, 2.750%, 4/15/2031	8,085

	REITs - Shopping Centers – 0.8%
115,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	103,761
75,000	SITE Centers Corp., 3.625%, 2/01/2025	72,896

		176,657

	Restaurants – 0.7%
125,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	109,287
45,000	Yum! Brands, Inc., 4.625%, 1/31/2032	39,758

		149,045

	Retailers – 0.2%
20,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	17,023
10,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	8,498

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Retailers – continued
$10,000	Tapestry, Inc., 3.050%, 3/15/2032	$8,147

		33,668

	Technology – 5.7%
85,000	Avnet, Inc., 4.625%, 4/15/2026	85,467
20,000	Broadcom, Inc., 4.150%, 11/15/2030	18,324
55,000	Broadcom, Inc., 4.300%, 11/15/2032	49,953
5,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	4,455
10,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	8,432
90,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	74,355
130,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	96,109
60,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	48,402
65,000	Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	60,530
5,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	4,225
5,000	Gartner, Inc., 3.625%, 6/15/2029, 144A	4,332
60,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	52,164
35,000	Jabil, Inc., 1.700%, 4/15/2026	31,339
30,000	Marvell Technology, Inc., 2.450%, 4/15/2028	26,178
25,000	Marvell Technology, Inc., 2.950%, 4/15/2031	20,964
265,000	Micron Technology, Inc., 4.663%, 2/15/2030	254,124
25,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	19,927
5,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	4,922
60,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	51,903
60,000	Oracle Corp., 3.950%, 3/25/2051	44,070
60,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	47,180
55,000	S&P Global, Inc., 4.250%, 5/01/2029, 144A	54,476
5,000	Seagate HDD Cayman, 4.091%, 6/01/2029	4,273

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Technology – continued
$60,000	TD SYNNEX Corp., 1.750%, 8/09/2026, 144A	$52,856
35,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	33,724
35,000	Western Digital Corp., 2.850%, 2/01/2029	28,497
5,000	Western Digital Corp., 3.100%, 2/01/2032	3,834
30,000	Western Digital Corp., 4.750%, 2/15/2026	28,623

		1,213,638

	Treasuries – 17.0%
135,000	U.S. Treasury Bond, 1.125%, 8/15/2040	93,266
255,000	U.S. Treasury Bond, 1.875%, 2/15/2051	191,280
155,000	U.S. Treasury Bond, 2.250%, 2/15/2052	127,560
1,450,000	U.S. Treasury Note, 0.125%, 1/31/2023(b)(c)	1,429,553
780,000	U.S. Treasury Note, 0.125%, 4/30/2023(b)	762,450
805,000	U.S. Treasury Note, 0.250%, 9/30/2023(b)	778,460
230,000	U.S. Treasury Note, 1.500%, 2/29/2024	224,582

		3,607,151

	Wireless – 2.5%
80,000	Crown Castle International Corp., 2.500%, 7/15/2031	65,463
70,000	SBA Communications Corp., 3.125%, 2/01/2029	57,295
130,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	113,750
65,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	56,123
265,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	247,313

		539,944

	Total Non-Convertible Bonds (Identified Cost $21,200,486)	18,189,376

Convertible Bonds – 4.8%

	Airlines – 0.5%
20,000	JetBlue Airways Corp., 0.500%, 4/01/2026	14,710
85,000	Southwest Airlines Co., 1.250%, 5/01/2025	100,087

		114,797

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Convertible Bonds – continued

	Cable Satellite – 1.2%
$40,000	DISH Network Corp., Zero Coupon, 0.000%-8.380%, 12/15/2025(d)	$28,097
350,000	DISH Network Corp., 3.375%, 8/15/2026	236,425

		264,522

	Consumer Cyclical Services – 0.3%
5,000	Peloton Interactive, Inc., Zero Coupon, 0.799%, 2/15/2026(e)	3,207
65,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.152%, 12/15/2025(d)	51,943

		55,150

	Gaming – 0.1%
10,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	14,813

	Healthcare – 0.5%
140,000	Teladoc Health, Inc., 1.250%, 6/01/2027	102,550

	Leisure – 0.2%
60,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	38,490

	Media Entertainment – 0.3%
30,000	Bilibili, Inc., 0.500%, 12/01/2026, 144A	21,105
30,000	Snap, Inc., Zero Coupon, 6.709%-6.955%, 5/01/2027(d)	20,775
25,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.777%, 3/15/2026(d)	19,725
10,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026(e)	8,851

		70,456

	Pharmaceuticals – 1.4%
240,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	238,512
15,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(e)	9,263
25,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026(e)	22,732
40,000	Livongo Health, Inc., 0.875%, 6/01/2025	33,904

		304,411

	Technology – 0.3%
25,000	Nutanix, Inc., 0.250%, 10/01/2027, 144A	17,283

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Convertible Bonds – continued

	Technology – continued
$60,000	Splunk, Inc., 1.125%, 6/15/2027	$49,500

		66,783

	Total Convertible Bonds (Identified Cost $1,314,592)	1,031,972

	Total Bonds and Notes (Identified Cost $22,515,078)	19,221,348

Collateralized Loan Obligations – 3.1%
250,000	AIMCO CLO Ltd., Series 2021-14A, Class D, 3-month LIBOR + 2.900%, 3.963%, 4/20/2034, 144A(f)	218,172
250,000	Fillmore Park CLO Ltd., Series 2018-1A, Class D, 3-month LIBOR + 2.900%, 3.944%, 7/15/2030, 144A(f)	232,829
250,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 4.313%, 4/20/2034, 144A(f)	217,245

	Total Collateralized Loan Obligations (Identified Cost $750,000)	668,246

Shares

Preferred Stocks – 2.5%

Convertible Preferred Stocks – 2.5%

	Banking – 1.0%
97	Bank of America Corp., Series L, 7.250%	116,837
83	Wells Fargo & Co., Class A, Series L, 7.500%	100,887

		217,724

	Technology – 0.1%
273	Clarivate PLC, Series A, 5.250%	15,619

	Wireless – 1.4%
250	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(g)(h)	286,650

	Total Convertible Preferred Stocks (Identified Cost $591,278)	519,993

	Total Preferred Stocks (Identified Cost $591,278)	519,993

Principal Amount

Short-Term Investments – 2.8%
$41,239	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2022 at 0.350% to be repurchased at $41,239 on 7/01/2022 collateralized by $41,900 U.S. Treasury Note, 3.250% due 6/30/2027 valued at $42,090 including accrued interest(i)	41,239
225,000	U.S. Treasury Bills, 0.800%-0.805%, 7/21/2022(j)(k)	224,873

Principal Amount	Description	Value (†)

$220,000	U.S. Treasury Bills, 0.803%, 8/04/2022(j)	$219,754
105,000	U.S. Treasury Bills, 0.884%, 8/11/2022(j)	104,846

	Total Short-Term Investments (Identified Cost $590,866)	590,712

	Total Investments – 99.1% (Identified Cost $24,447,222)	21,000,299
	Other assets less liabilities – 0.9%	181,640

	Net Assets – 100.0%	$21,181,939

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Perpetual bond with no specified maturity date.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

(c)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(e)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(f)	Variable rate security. Rate as of June 30, 2022 is disclosed.
(g)	Illiquid security.
(h)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At June 30, 2022, the value of this security amounted to $286,650 or 1.4% of net assets.
(i)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of June 30, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(k)

The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the value of Rule 144A holdings amounted to $6,994,584 or 33.0% of net assets.

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At June 30, 2022, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 38 500, 5-Year	5.00%	6/20/2027	5.78%	115,508	$(3,618)	$(3,318)	$300
CDX.NA HY* Series 38 500, 5-Year	5.00%	6/20/2027	5.78%	97,322	(2,758)	(2,796)	(38)

Total						$(6,114)	$262

(‡)	Notional value stated in U.S. dollars unless otherwise noted.

^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At June 30, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	9/21/2022	4	$518,631	$509,500	$9,131

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$19,221,348	$—	$19,221,348
Collateralized Loan Obligations	—	668,246	—	668,246
Preferred Stocks
Wireless	—	286,650	—	286,650
All Other Preferred Stocks*	233,343	—	—	233,343

Total Preferred Stocks	233,343	286,650	—	519,993

Short-Term Investments	—	590,712	—	590,712

Total Investments	233,343	20,766,956	—	21,000,299

Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	300	—	300
Futures Contracts (unrealized appreciation)	9,131	—	—	9,131

Total	$242,474	$20,767,256	$—	$21,009,730

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	$—	$(38)	$—	$(38)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include futures contracts and swap agreements.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of June 30, 2022, the Fund engaged in credit default swap agreements (as a protection seller) to gain investment exposure.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may use futures contracts to gain investment exposure. As of June 30, 2022, the Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for the Fund, as of June 30, 2022:

Assets	Unrealized appreciation futures contracts
Exchange-traded/cleared asset derivatives
Interest rate contracts	$9,131

Liabilities	swap agreements at value
Exchange-traded/cleared liability derivatives
Credit contracts	$(6,114)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of June 30, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$49,295	$49,295

Industry Summary at June 30, 2022 (Unaudited)

Treasuries	17.0%
Banking	12.0
Finance Companies	6.9
Cable Satellite	6.4
Technology	6.1
Wireless	3.9
Metals & Mining	3.5
Aerospace & Defense	3.2
Pharmaceuticals	3.0
Independent Energy	3.0
Consumer Cyclical Services	2.7
Midstream	2.5
Healthcare	2.3
Media Entertainment	2.2
Other Investments, less than 2% each	18.5
Collateralized Loan Obligations	3.1
Short-Term Investments	2.8

Total Investments	99.1
Other assets less liabilities (including swap agreements and futures contracts)	0.9

Net Assets	100.0%